UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2011

Mercer Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25425	23-2934601
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Highway 31, Pennington, New Jersey		08534
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 737-0426

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
□         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 23, 2011, Mercer Insurance Group, Inc. (the “Company”) issued a press release (the “Press Release”) containing financial information regarding its financial condition and results of operations at, and for the year and quarter ended, December 31, 2010.  The Press Release is provided as Exhibit 99.1 to this Current Report.

The information in this Item 2.02 and the Press Release is being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press Release dated February 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.

Dated:	February 23, 2011	By:	/s/ David Merclean
David Merclean Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 23, 2011